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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 2002


                      DIVERSIFIED SECURITY SOLUTIONS, INC.
        -------------------------- -------------------------------------
               (Exact name of registrant as specified in charter)

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
Delaware                                005-62411                    22-3690168
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(State or other juris-                  (Commission                  (IRS Employer
diction of Incorporation)               File number)                 Identification No.)
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               280 Midland Avenue, Saddle Brook, New Jersey      07663
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           (Address of principal executive offices)             (Zip Code)


                                  (201) 794-6500
            ---------------------------------------------------------
               Registrant's telephone number, including area code


                                   Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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                  The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this form 8-K that are not historical facts (including without limitation statements to the effect that Diversified Security Solutions, Inc. (the "Company") or its management "believes," expects," "anticipates," "plans," (or other similar expressions)) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission.

Item 2.  Acquisition of Disposition of Assets

                  Effective as of August 13, 2002 the ("Closing"), Diversified Security Solutions, Inc. ("DVS"), Photo Scan Systems, Inc. ("Photo Scan"), Lee
A. Kann ("Seller") and National Safe of California, Inc. ("National Safe") entered into a stock purchase agreement (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Photo Scan, a wholly-owned subsidiary of DVS, purchased all of the issued and outstanding stock of National Safe from Seller. The purchase price of the acquisition was $2,000,000 which was paid by issuing an aggregate of 283,566 unregistered and restricted shares of DVS's common stock (the "Shares"). As part of this transaction, Photo Scan made a $500,000 non-recourse loan to Seller due August 12, 2003. As collateral for the payment when due of the promissory note, Seller assigned, pledged, transferred and granted a security interest in 70,891 of the Shares. The Stock Purchase Agreement provides that in the event that one year from the Closing (the "Reference Date"), the average closing sale price of DVS's common stock for the ten trading days immediately prior to the Reference Date is less than $7.053 per share (the "Current Market Price"), DVS and/or Buyer at their sole discretion shall within 10 days of the Reference Date, either purchase 212,675 of the Shares for $1,500,000 (subject to certain adjustments detailed in the Stock Purchase Agreement) or pay Seller an amount equal to the difference between
(i) $1,500,000 and (ii) 212,675 (subject to certain adjustments detailed in the Stock Purchase Agreement) multiplied by the Current Market Price.
The assets acquired include cash, certain contracts in progress, accounts receivable, inventory and equipment. In connection




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with the acquisition of such assets, DVS, through Photo Scan acquired all of the liabilities of National Safe, including unpaid accounts payable.

         The consideration paid by DVS for the issued and outstanding shares of National Safe was negotiated by the respective parties. The Stock Purchase Agreement was approved by the Board of Directors of DVS. DVS used its cash on hand to fund the loan to Seller.

         National Safe supplies and services alarm security equipment, backup high security systems, locks and locking mechanisms, time mechanisms, vault and vault security control systems and high resolution surveillance equipment.
DVS plans to continue to use the assets acquired from National Safe in substantially the same businesses in which they were used prior to the acquisition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)  Financial Statements of Business Acquired

                  It is impractical to provide the financial statements required under Item 7 of Form 8-K at the time of the filing of this report. Such financial statements will be filed within 60 days of the date this Current Report on Form 8-K was required to be filed.

                  (b) Pro Forma Financial Information

                  It is impractical to provide the pro forma financial information required under Item 7 of Form 8-K at the time of the filing of this report. Such pro forma financial information will be filed within 60 days of the date this Current Report on form 8-K was required to be filed.

                  (c) Exhibits

                   2.1 Stock Purchase Agreement by and among Diversified Security Solutions, Inc., Photo Scan Systems, Inc., National Safe of California, Inc. and Lee A. Kann, dated as of August 13, 2002. Pursuant to Item 601(b)(2) of Regulation 8-K, the exhibits and schedule referred to in the Stock Purchase agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.





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                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIVERSIFIED SECURITY SOLUTIONS, INC.


                                    By   /s/ Irvin Witcosky
                                        -------------------
                                         Irvin Witcosky, President,
                                         Chief Operating Officer and
                                         Secretary


Dated: August 27, 2002


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                      DIVERSIFIED SECURITY SOLUTIONS, INC.


                                  EXHIBIT INDEX


                                    FORM 8-K

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
EXHIBIT
 NUMBER                                     DESCRIPTION
2.1 Stock Purchase Agreement by and among Diversified Security Solutions, Inc., Photo Scan Systems, Inc., National Safe of California, Inc. and Lee A. Kann, dated as of August 13, 2002. Pursuant to Item 601(b)(2) of Regulation 8-K, the exhibits and schedule referred to in the Stock Purchase agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

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